UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

February 10, 2009

Ironclad Performance Wear Corporation
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

0-51365 (Commission File Number)		98-0434104 (IRS Employer Identification No.)
2201 Park Place, Suite 101 El Segundo, CA 90245 (Address of Principal Executive Offices and zip code)

(310) 643-7800
 (Registrant’s telephone number, including area code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause Ironclad Performance Wear Corporation’s (the “Company,” “we,” “our” or “us”) actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01.  Entry into a Material Definitive Agreement.

Item 3.02.  Unregistered Sales of Equity Securities.

Between October 20, 2008 and January 31, 2009, the Company entered into Subscription Agreements (the “Subscription Agreements”) with each of Coleman Survivor Trust, Richard Todd Miller, Kenneth J. Frank and Judy Frank, The Orcutt Family Trust, The Sassola III Family Trust, Jarus Family Trust, Joseph Rosner and Nancy B. Rosner, The Rosner Family Trust, Richard B. Kronman or Maureen O’Neill Kronman, The Orr Family Revocable Trust, Jaeger Family LLC, Charles A. Willhoit, Emil Iannaccone, Jeffrey F. Gersh and Arie J. Gersh Living Trust, Peter M. Riley, Dennis Torres and Averi Torres, Murray Markiles, Scott Alderton, V. Joseph Stubbs, Robert Jason, Jonathan Hodes, John McIlvery, Kevin DeBre, Greg Akselrud, Scott Galer, Albert Asatoorian and Ryan Azlein (collectively, the “Investors”) pursuant to which it agreed to sell an aggregate of 30,147,698 shares of common stock, par value $0.001 per share (the “Shares”) of the Company at $0.05 per share for proceeds to the Company of $1,507,384.90 (the “Financing”). The Financing closed on February 5, 2009.  The Company intends to use the proceeds received for strategic initiatives and general working capital purposes. Immediately following the closing of the Financing, the Company had 72,951,183 shares of common stock issued and outstanding.

The issuance of the Shares to the Investors pursuant to the Subscription Agreements is intended to be exempt from registration under the Securities Act pursuant to Section 4(2) thereof and Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act, as the Shares were sold to accredited investors, without a view to distribution and were not sold through any general solicitation or advertisement. The Shares to be issued to the Investors may not be offered or sold in the United States unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. No registration statement covering these securities has been filed with the Commission or with any state securities commission in respect of the transactions contemplated by the Subscription Agreements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONCLAD PEFORMANCE WEAR CORPORATION

Date: February 10, 2009	By:	/s/ Thomas Kreig
Thomas Kreig,
Interim Chief Financial Officer